UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

L3HARRIS TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your **Vote** Counts!

L3HARRIS TECHNOLOGIES, INC.

2022 Annual Meeting
Vote by April 21, 2022
11:59 PM ET



L3HARRIS

L3HARRIS TECHNOLOGIES, INC.
1025 WEST NASA BOULEVARD
MELBOURNE, FL 32919

D68494-Z81767-P66091

You invested in L3HARRIS TECHNOLOGIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 22, 2022.**

Get informed before you vote

View the Notice of 2022 Annual Meeting and Proxy Statement and Annual Report for Fiscal Year Ended December 31, 2021 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 8, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 22, 2022
8:00 AM ET

Virtually at:
www.virtualshareholdermeeting.com/LHX2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors for a Term Expiring at the 2023 Annual Meeting of Shareholders **Nominees:**	
1a. Sallie B. Bailey	For
1b. William M. Brown	For
1c. Peter W. Chiarelli	For
1d. Thomas A. Corcoran	For
1e. Thomas A. Dattilo	For
1f. Roger B. Fradin	For
1g. Harry B. Harris, Jr.	For
1h. Lewis Hay III	For
1i. Lewis Kramer	For
1j. Christopher E. Kubasik	For
1k. Rita S. Lane	For
1l. Robert B. Millard	For
1m. Lloyd W. Newton	For
2. To amend Our Restated Certificate of Incorporation to increase the maximum number of Board seats	For
3. Approval, in an Advisory Vote, of the Compensation of Named Executive Officers as Disclosed in the Proxy Statement	For
4. Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for Fiscal Year 2022	For

NOTE: If this proxy/voting instruction card is properly executed, then the undersigned's shares will be voted in the manner instructed therein, or if no instruction is provided, then either as the Board of Directors recommends or, if the undersigned is a participant in the L3Harris Stock Fund through any retirement plan sponsored by L3Harris, as may otherwise be provided in the plan. **The named proxies also are authorized, in their discretion, to consider and act upon such other business as may properly come before the 2022 Annual Meeting or any adjournments or postponements thereof.**

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D68495-Z81767-P66091